DREYFUS U.S. TREASURY LONG TERM FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report on the performance for Dreyfus U.S. Treasury Long Term Fund. For the six-month reporting period ended June 30, 1998, your Fund produced a total return, including share price changes and dividend income generated, of 4.58% .* Income dividends paid from net investment income during the period amounted to approximately $0.411 per share, representing an annualized distribution rate per share of 5.32%.**

THE ECONOMY

  In recent months, economic developments overseas began to assert a more vigorous influence on the U.S. economy. The first quarter of the 1998 calendar year saw the U.S. trade deficit rising to a new high. Exports contracted due to reduced foreign demand for U.S. products, which resulted in a marked rise in business inventories that could create a drag on future production as stockpiles are depleted. At the same time, imports surged. Spurred by a strong U.S. dollar and robust consumer spending, the increase in cheaper imports helped dampen domestic inflation since American producers had to restrain their prices in order to remain competitive. The suppressive effect of the trade deficit on both domestic production and prices has been fortuitously in concert with the
direction    of   Federal   Reserve   Board   (the   Fed)   monetary   policy.

  The financial difficulties that began in Asia last year have now spread to Latin America and beyond. That tenuous situation and the continued economic instability in Russia have contributed to the Fed' s status quo policy in monetary matters since the Fed is concerned that any increase in short-term interest rates would further unsettle world markets. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) raised the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest
that   banks   charge   each   other   for   the   use   of   Federal   Funds.)

  Consumers, spurred by real wage gains and a healthy job market, continued to spend freely in the retail sector, giving retailers some of their best months in a decade. In the early years of the current eight-year economic expansion, the retail portion of our economy at times had lagged since consumers feared job insecurity and a resurgence of inflation. The buoyant stock market, low unemployment rate and absence of inflation, however, encouraged consumers to spend. The market for so-called "big ticket" items has been strong: the housing market was solid throughout the reporting period and continues to be, while car
and    truck    sales    are    at    ten-year    highs.

  Unemployment (4.3% at the end of the reporting period) is at a 28-year low. Inflation, at both consumer and producer levels, has been dormant. Workers are benefiting from having their wages rise faster than inflation. The most recently reported statistics on hourly wages (through April) revealed that over the previous 12 months, wages rose 4.4% while the Consumer Price Index increased but 1.4% . The tight labor market and upward pressure on wages, because of their potential for rekindling inflation, have been major concerns of the Federal Reserve. The wage rate increase of 4.4%, compared to 3.7% and 3.1% in the two
previous    years,    illustrates    the    upward    creep    of    wages.

  Over the past few years, gains in worker productivity (output per hour of work) have offset any incipient price pressures from rising wages. Enhanced by the widespread use of technology, productivity rose 1.7% last year and 1.9% in 1996, compared to an average increase of only 1% for the period 1974-1995. These gains are a key factor in the continuation of our high-growth, low-inflation economy. However, productivity gains slowed to 1.1% during the first quarter, the slowest pace in over a year. So far, our economy has been in a charmed circle where even international financial crises have proven supportive of our economic policies. As always, we remain alert for warning signs that the delicate balance that now prevails in our economy might be disturbed.

MARKET ENVIRONMENT

  The bond market has been very strong from a fundamental point of view. Everything from reduced supply of U.S. Treasury debt, to the Asian crisis, to falling commodity prices has worked in the bond market's favor.

  At the time of this letter, it is very hard to find any sentiment regarding the bond market that is not bullish. There are several themes which have produced this optimism in the bond market. The first is that Japan may never put forth a credible financial package, which is a key element to ending the Asian crisis. Second, OPEC members may never actually adhere to any agreed-upon cutbacks in oil production, which would keep oil prices from rising. Also, yields remain very high on a global basis. On the domestic front, inflation is viewed as nonexistent. And, the manufacturing sector of the U.S. economy is already signaling much slower growth ahead.

  The 30-year Treasury bond is trading in a range of 5.5% to 5.85%. Currently, the yield is at the lower end of that range. The above-mentioned themes have been talked about enough that one could assume that at the moment they already are priced into yield levels.

  When viewing the above bond market themes, you can see that they are somewhat intertwined. If one of them were to change, the others would be modified as well. The Japanese fiscal reform or policy change could have the biggest effect on the direction of the others. While it may take years for recoveries to be in place for Asia, the direction is important. If the fiscal package from Japan is credible and sizable, the financial markets will begin to assume that the worst is behind. This will in turn lift commodity prices as people anticipate a greater need in the future. The "zero inflation" scenario could be hindered by any rise in commodity prices. In fact, core inflation in the U.S. has been moving up. If it were not for the Asian crisis' impact on commodity prices,
fewer    people    would    be    proclaiming    that   inflation   is   dead.

  While only time will tell, the external pressure being exerted on Japan to reform is great by any historical standards. It is our opinion that Japan will reform sooner than the markets are anticipating (albeit it could take years to work through), but we are less enthusiastic about the prediction that rates will fall precipitously further without more defining news on the bond market themes discussed above.

PORTFOLIO OVERVIEW

  In light of our apprehension about a continued bond market rally, we believe that a neutral stance in duration is warranted. Going forward, the target duration will be in the area of 9.5 years. Over the last 12 months the duration of the Fund has been as high as 11.0 years, which has worked out well as rates have declined over that time.

  During the reporting period, we have positioned the Fund to take advantage of a flatter yield curve, which has worked well. However, we believe that positioning the Fund for a steepening yield curve might be warranted in the future. The reasons for this are twofold. First, if inflation picks up, even minimally, we expect 30-year Treasury bonds to underperform shorter maturity Treasuries. (Inflation will eat away at longer maturities.) Or, if the economy really does slow down, the Fed will remove their tightening bias which will help shorter maturities to outperform longer-term Treasuries. Second, in economic slowdowns banks could tend to invest capital because loan demand slows. This would mean increased interest in purchasing shorter maturity securities. So the yield curve steepening structure should perform well in both scenarios.

  We  have  allocated  resources  to  "Treasury  Inflation Protected Securities"
(TIPS) . TIPS represent value on a very simple basis: right now 30-year Treasury bonds yield 5.63% , and 30-Year TIPS yield 3.68%. This means that if inflation comes in at 2% or higher for the year, then TIPS have better relative value. We plan on maintaining approximately a 15% position in this product.

  Now that this Fund is allowed to purchase government-guaranteed agency securities, we have started to make these types of purchases. We have brought our agency holdings to almost the maximum of 35%. The yield advantage is between 20 to 25 basis points over comparable-maturity Treasuries. This will help to keep a slightly higher income stream.

  The Fund is also permitted to use futures and options now. The futures market is what we used during the reporting period to position the Fund for a flatter yield curve. This has worked out well, as the curve did flatten. At this time we have not found an options position or an idea that warrants usage. We constantly re-evaluate to decide when the opportunity is right.

                                          Very truly yours,


                                          [Gerald E. Thunelius, signature logo]


                                          Portfolio Manager

June 18, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.


DREYFUS U.S. TREASURY LONG TERM FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

                                                                                              Principal

Bonds and Notes--97.6%                                                                         Amount                 Value
----------------------------------------------------                                      _______________        ______________

U.S. Government Agencies--33.9%

Federal Farm Credit,
  Notes, 5.85%, 6/10/2005                                                                  $    4,000,000        $    4,015,600

Federal Home Loan Mortgage Corp.,

 Medium Term Notes:

    5.95%, 6/13/2005                                                                           17,200,000            17,286,344

    6.34%, 6/13/2005                                                                            4,200,000             4,340,112

Federal National Mortgage Association:

 Medium-Term Notes,

    6.10%, 5/21/2003                                                                            5,000,000             5,003,450

  Sub. Capital Deb.,

    Zero Coupon, 10/9/2019                                                                     30,000,000             8,547,900

Tennessee Valley Authority,

 Putable Automatic Rate Reset Securities,

  Ser. D, 6.75%, 6/1/2003                                                                       6,000,000             6,030,000

                                                                                                                  _____________

                                                                                                                     45,223,406

                                                                                                                  _____________

U.S. Treasury Bonds--47.3%

  10.75%, 8/15/2005                                                                  .          6,000,000             7,805,940

  8.125%, 5/15/2021                                                                            15,000,000            19,522,500

  8.125%, 8/15/2021                                                                             5,000,000             6,515,600

  8%, 11/15/2021                                                                               10,000,000            12,887,100

  7.625%, 2/15/2025                                                                            13,000,000            16,363,360

                                                                                                                  _____________

                                                                                                                     63,094,500

                                                                                                                  _____________

U.S. Treasury Inflation Protection Securities--14.9%

  3.635%, 7/15/2002                                                                            10,000,000(a)         10,037,009

  3.625%, 4/15/2028                                                                            10,000,000(a)          9,929,262

                                                                                                                  _____________

                                                                                                                     19,966,271

                                                                                                                  _____________

U.S. Treasury Notes--1.5%

  5.50%, 5/31/2003                                                                              2,000,000             1,999,860

                                                                                                                  _____________

TOTAL BONDS AND NOTES

  (cost $128,310,103)                                                                                              $130,284,037

                                                                                                                  =============

DREYFUS U.S. TREASURY LONG TERM FUND
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STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

                                                                                              Principal

Short-Term Investments--1.4%                                                                   Amount                 Value
----------------------------------------------------                                      ________________       _______________

U.S. Government Agencies--.6%

Federal Home Loan Banks,
  5.85%, 7/1/1998                                                                            $     826,000        $     826,000

                                                                                                                  _____________

U.S. Treasury Bills--.8%

  4.83%, 7/23/1998                                                                                 219,000(b)           218,347

  4.90%, 8/27/1998                                                                                 856,000(b)           849,409

                                                                                                                  _____________

                                                                                                                      1,067,756

                                                                                                                  _____________

TOTAL SHORT-TERM INVESTMENTS

  (cost $1,893,708)                                                                                               $   1,893,756

                                                                                                                  =============


TOTAL INVESTMENTS

  (cost $130,203,811)                                                                                 99.0%        $132,177,793

                                                                                                                  =============

CASH AND RECEIVABLES (NET)                                                                             1.0%        $  1,316,217

                                                                                                                  =============

NET ASSETS                                                                                           100.0%        $133,494,010

                                                                                                                  =============

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Variable rate security--base interest rate shown--adjustment to interest rate linked to the Consumer Price Index.

(b) Held  by  the  custodian  in  a  segregated  account as collateral for open
    Financial Futures positions.

STATEMENT OF FINANCIAL FUTURES                      JUNE 30, 1998 (UNAUDITED)

                                                                            Market Value                          Unrealized

                                                                               Covered                          (Depreciation)

Financial Futures Short                                     Contracts       by Contracts        Expiration        at 6/30/98

  ____________________                                      ________        ____________      _____________      ____________
U.S. Treasury 30 year Bonds                                   230            $28,426,563      September '98       $(100,625)

                                                                                                                  ==========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY LONG TERM FUND
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STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                   Cost               Value

                                                                                                _____________      ____________

ASSETS:                          Investments in securities--See Statement of Investments         $130,203,811      $132,177,793

                                 Cash                                                                                   115,032

                                 Interest receivable                                                                  1,420,497

                                 Receivable for shares of Beneficial Interest subscribed                                105,584

                                 Prepaid expenses and other assets                                                       40,664

                                                                                                                   ____________

                                                                                                                    133,859,570

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           47,277

                                 Payable for shares of Beneficial Interest redeemed                                     181,030

                                 Payable for futures variation margin--Note 4(a)                                        101,023

                                 Accrued expenses                                                                        36,230

                                                                                                                   ____________

                                                                                                                        365,560

                                                                                                                   ____________

NET ASSETS                                                                                                         $133,494,010

                                                                                                                   ============


REPRESENTED BY:                  Paid-in capital                                                                   $141,855,763

                                 Accumulated net realized gain (loss) on investments                                (10,235,110)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments [including ($100,625) net unrealized
                                   (depreciation) on financial futures]--Note 4(b)                                    1,873,357

                                                                                                                   _____________

NET ASSETS                                                                                                         $133,494,010

                                                                                                                   =============


SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                        8,568,370

NET ASSET VALUE, offering and redemption price per share                                                                 $15.58

                                                                                                                         ======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY LONG TERM FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME                           Interest Income                                                                     $4,140,829

EXPENSES:                        Management fee--Note 3(a)                                        $   401,417

                                 Shareholder servicing costs--Note 3(b)                               191,665

                                 Professional fees                                                     31,396

                                 Registration fees                                                     20,986

                                 Trustees' fees and expenses--Note 3(c)                                20,094

                                 Prospectus and shareholders' reports                                   9,456

                                 Custodian fees--Note 3(b)                                              7,974

                                 Loan commitment fees--Note 2                                             978

                                 Miscellaneous                                                          1,702

                                                                                                   ___________

                                        Total Expenses                                                685,668

                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a)                                           (149,467)

                                                                                                   ___________

                                        Net Expenses                                                                    536,201

                                                                                                                     __________

INVESTMENT INCOME--NET                                                                                                3,604,628

                                                                                                                     __________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments                           $5,035,166

                                 Net realized gain (loss) on financial futures                       (586,573)

                                                                                                  ___________

                                        Net Realized Gain (Loss)                                                      4,448,593

                                 Net unrealized appreciation (depreciation) on investments
                                    [including ($100,625) net unrealized (depreciation)
                                    on financial futures]                                                            (1,996,978)

                                                                                                                    ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                2,451,615

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $6,056,243

                                                                                                                    ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY LONG TERM FUND
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STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Six Months Ended

                                                                                         June 30, 1998          Year Ended

                                                                                          (Unaudited)        December 31,1997
                                                                                       ________________      ________________

OPERATIONS:
  Investment income--net                                                               $     3,604,628        $    8,338,854

  Net realized gain (loss) on investments                                                    4,448,593             1,154,534

  Net unrealized appreciation (depreciation) on investments                                 (1,996,978)            4,662,613

                                                                                       ________________       _______________

    Net Increase (Decrease) in Net Assets Resulting from Operations                          6,056,243            14,156,001

                                                                                       ________________       _______________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net                                                                    (3,604,628)           (8,338,854)

                                                                                       ________________       _______________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold                                                             31,246,347            68,522,044

  Dividends reinvested                                                                       2,209,316             5,015,689

  Cost of shares redeemed                                                                  (37,105,617)          (80,030,736)

                                                                                       ________________       _______________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                 (3,649,954)           (6,493,003)

                                                                                       ________________       _______________

       Total Increase (Decrease) in Net Assets                                              (1,198,339)             (675,856)

NET ASSETS:

  Beginning of Period                                                                      134,692,349           135,368,205

                                                                                       ________________       _______________

  End of Period                                                                           $133,494,010          $134,692,349

                                                                                       ________________       _______________

                                                                                           Shares                Shares

                                                                                       ________________       _______________

CAPITAL SHARE TRANSACTIONS:

  Shares sold                                                                                2,032,585             4,754,904

  Shares issued for dividends reinvested                                                       143,675               347,234

  Shares redeemed                                                                           (2,413,750)           (5,559,241)

                                                                                       ________________       _______________

    Net Increase (Decrease) in Shares Outstanding                                             (237,490)             (457,103)

                                                                                       ================       ===============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY LONG TERM FUND
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FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                Six Months Ended

                                                 June 30, 1998                        Year Ended December 31,

                                                                     ________________________________________________________

PER SHARE DATA:                                   (Unaudited)         1997         1996        1995         1994        1993

                                                  __________         ______       ______      ______       ______      ______
   Net asset value, beginning of period             $15.30           $14.61       $15.51      $13.26       $15.68      $14.37

                                                    ______           ______       ______      ______       ______      ______

   Investment Operations:

   Investment income--net                              .41              .93          .98         .96         1.01        1.03

   Net realized and unrealized gain (loss)
       on investments                                  .28              .69         (.89)       2.25        (2.42)       1.31

                                                    ______           ______       ______      ______       ______      ______

   Total from Investment Operations                    .69             1.62          .09        3.21        (1.41)       2.34

                                                    ______           ______       ______      ______       ______      ______

   Distributions:

   Dividends from investment income--net             (.41)             (.93)        (.99)       (.96)       (1.01)      (1.03)

                                                   ______            ______       ______      ______       ______      ______

   Net asset value, end of period                  $15.58            $15.30       $14.61      $15.51       $13.26      $15.68

                                                   ======            ______       ______      ______       ______      ______


TOTAL INVESTMENT RETURN                              9.24%(1)         11.69%         .87%      24.91%       (9.18%)     16.59%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets            .80%(1)           .80%         .80%        .87%         .98%        .78%

   Ratio of net investment income
       to average net assets                         5.39%(1)          6.48%        6.74%       6.69%        7.08%       6.65%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager             .22%(1)           .24%         .19%        .05%          --         .09%

   Portfolio Turnover Rate                         522.19%(2)        905.99%      765.13%     634.38%    1,213.04%     420.68%

   Net Assets, end of period (000's Omitted)      $133,494          $134,692     $135,368    $146,445     $123,403    $215,157
-----------------------------

(1)  Annualized.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY LONG TERM FUND
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus U.S. Treasury Long Term Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  Effective May 15, 1998, the Fund changed its name from "Dreyfus 100% U.S. Treasury Long Term Fund" to "Dreyfus U.S. Treasury Long Term Fund".

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates values.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

  The Fund has an unused capital loss carryover of approximately $14,679,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1997. If not applied, $10,632,000 of the carryover expires in fiscal 2002 and $4,047,000 expires in fiscal 2004.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Fund did not borrow under the Facility.

DREYFUS U.S. TREASURY LONG TERM FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 1998 through June 30, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund' s aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceeded an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $149,467 during the period ended June 30, 1998.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1998, the Fund was charged $138,610 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended June 30, 1998, the Fund was charged $37,636 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended June 30, 1998, the Fund was charged $7,974 pursuant to the custody agreement.

  (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 1998, amounted to $699,190,079 and $704,941,983, respectively.

  The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 1998, are set forth in the Statement of Financial Futures.

  (B) At June 30, 1998, accumulated net unrealized appreciation on investments and financial futures was $1,873,357, consisting of $2,004,965 gross unrealized appreciation and $131,608 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[reg.tm]

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DREYFUS U.S. TREASURY

LONG TERM FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              073SA986

U.S. Treasury

Long Term Fund

Semi-Annual

Report

June 30, 1998